Exhibit 99.1

Bank of Hawaii Corporation First Quarter 2012 Financial Results

•                  Diluted Earnings Per Share $0.95

•                  Net Income $43.8 Million

•                  Board of Directors Declares Dividend of $0.45 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (April 23, 2012) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.95 for the first quarter of 2012, up from $0.85 in the previous quarter, and up from $0.88 in the same quarter last year.  Net income for the first quarter of 2012 was $43.8 million, an increase of $4.6 million or 11.7 percent compared to net income of $39.2 million in the fourth quarter of 2011, and up $1.5 million or 3.4 percent from net income of $42.4 million in the first quarter of 2011.

Loan and lease balances increased to $5.6 billion during the first quarter of 2012, up 1.1 percent compared to the end of the fourth quarter of 2011 and up 5.1 percent compared to the end of the same quarter last year.  Deposit growth continued to remain strong, increasing to $10.6 billion at March 31, 2012.  The allowance for loan and lease losses declined to $135.6 million and currently represents 2.42 percent of outstanding loans and leases.

“Bank of Hawaii Corporation had a good start in 2012 with solid performance in the first quarter,” said Peter S. Ho, Chairman, President and CEO.  “Loan balances continued to grow, deposits remained strong, and our net interest margin slightly improved during the quarter.  We maintained our disciplined expense control management and credit costs are continuing to decline as the Hawaii economy recovers.”

The return on average assets for the first quarter of 2012 was 1.29 percent, up from 1.17 percent in the previous quarter, and down from 1.32 percent for the same quarter last year.  The return on average equity for the first quarter of 2012 was 17.26 percent compared to 15.23 percent for the fourth quarter of 2011 and 16.86 percent in the first quarter of 2011.  The efficiency ratio for the first quarter of 2012 was 58.35 percent, an improvement from 60.42 percent in the previous quarter.

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Financial Highlights

Net interest income, on a taxable equivalent basis, for the first quarter of 2012 was $100.0 million, up $2.8 million from net interest income of $97.2 million in the fourth quarter of 2011 and essentially flat with net interest income of $100.1 million in the first quarter of 2011.  Analyses of the changes in net interest income are included in Tables 8a and 8b.

The net interest margin was 3.06 percent for the first quarter of 2012, a 2 basis point increase from the net interest margin of 3.04 percent in the fourth quarter of 2011 and an 18 basis point decrease from 3.24 percent in the first quarter of 2011.  The increase in the net interest margin compared to the fourth quarter is largely due to an improving balance sheet mix.  The decrease in the net interest margin compared to the first quarter of 2011 was primarily due to higher levels of liquidity and lower yields on loans and investment securities.

Results for the first quarter of 2012 included a provision for credit losses of $0.4 million, or $3.0 million less than net charge-offs.  The provision for credit losses during the fourth quarter of 2011 was $2.2 million, or $4.8 million less than net charge-offs.  The provision for credit losses of $4.7 million equaled net charge-offs during the first quarter of 2011.

Noninterest income was $48.1 million for the first quarter of 2012, an increase of $4.7 million compared to noninterest income of $43.4 million in the fourth quarter of 2011, and a decrease of $5.8 million compared to noninterest income of $53.9 million in the first quarter of 2011.  Noninterest income in the first quarter of 2012 included a previously disclosed gain of $3.5 million on the early termination of leveraged leases for two cargo ships and a loss of $1.0 million on the sale and termination of an aircraft lease.  There were no significant nonrecurring noninterest income items during the fourth quarter of 2011.  Noninterest income in the first quarter of 2011 included net gains of $6.1 million on sales of investment securities.  Adjusted for these items, the decrease in noninterest income compared to the first quarter of 2011 is largely due to a reduction in debit card fees, which were $3.0 million lower than the first quarter of 2011.

Noninterest expense was $85.2 million in the first quarter of 2012, up $0.8 million from noninterest expense of $84.4 million in the fourth quarter of 2011, and down $0.9 million from noninterest expense of $86.1 million in the same quarter last year.  Noninterest expense in the first quarter of 2012 included $1.2 million for the final phase of a refresh of the Company’s personal computers.  There were no significant nonrecurring noninterest expense items during the previous quarter or comparable quarter last year.  An analysis of noninterest expenses related to salaries and benefits is included in Table 9.

The effective tax rate for the first quarter of 2012 was 27.55 percent compared to 26.06 percent in the previous quarter, and 32.60 percent during the same quarter last year.  The lower effective tax rate in the first quarter of 2012 was primarily due to a $2.7 million credit to the provision for income taxes related to the previously disclosed early termination of leveraged leases for two cargo ships.  The effective tax rate for the fourth quarter of 2011 was favorably impacted by the release of tax reserves determined during the quarter.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Table 13.

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Asset Quality

The Company’s overall asset quality during the first quarter of 2012 reflects the gradually improving Hawaii economy.  Total non-performing assets increased to $41.4 million at March 31, 2012 primarily due to the lengthy judiciary foreclosure process for residential mortgage loans.  As a percentage of total loans and leases, including loans held for sale and foreclosed real estate, non-performing assets were 0.74 percent at March 31, 2012, a slight increase from 0.73 percent at December 31, 2011 and up from 0.65 percent at March 31, 2011.

Accruing loans and leases past due 90 days or more were $10.1 million at March 31, 2012, up from $9.2 million at December 31, 2011, and up from $5.6 million at March 31, 2011.  The increase was largely due to consumer delinquencies in residential first mortgage and home equity loans, which continue to be primarily on neighbor island properties.   Restructured loans not included in non-accrual loans or accruing loans past due 90 days or more were $29.5 million at March 31, 2012 and was primarily comprised of residential mortgage loans with lowered monthly payments to accommodate the borrowers’ financial needs for a period of time.  More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 11.

Net charge-offs during the first quarter of 2012 declined to $3.4 million or 0.24 percent annualized of total average loans and leases outstanding.  Loan and lease charge-offs of $7.8 million during the quarter were partially offset by recoveries of $4.4 million.  Net charge-offs in the fourth quarter of 2011 were $7.0 million, or 0.51 percent annualized of total average loans and leases outstanding, and were comprised of $9.6 million in charge-offs partially offset by recoveries of $2.6 million.  Net charge-offs during the first quarter of 2011 were $4.7 million, or 0.36 percent annualized of total average loans and leases outstanding, and were comprised of $7.4 million in charge-offs partially offset by recoveries of $2.7 million.

The allowance for loan and lease losses was $135.6 million at March 31, 2012, down $3.0 million from the allowance for loan and lease losses of $138.6 million at December 31, 2011 and down $11.8 million from the allowance for loan and lease losses of $147.4 million at March 31, 2011.  The ratio of the allowance for loan and lease losses to total loans and leases was 2.42 percent at March 31, 2012, a decrease of 8 basis points from the previous quarter.  The reserve for unfunded commitments at March 31, 2012 was unchanged at $5.4 million.  Details of loan and lease charge-offs, recoveries, and the components of the total reserve for credit losses are summarized in Table 12.

Other Financial Highlights

Total assets were $13.76 billion at March 31, 2012, down from total assets of $13.85 billion at December 31, 2011, and up from total assets of $12.96 billion at March 31, 2011.  Average total assets were $13.68 billion during the first quarter of 2012, up from $13.36 billion during the previous quarter and $12.97 billion during the same quarter last year.

Total loans and leases increased to $5.60 billion at March 31, 2012, up from $5.54 billion at December 31, 2011, and up from $5.33 billion at March 31, 2011.  Average total loans and leases were $5.56 billion during the first quarter of 2012, up from $5.42 billion during the previous quarter, and up from $5.31 billion during the same quarter last year.  Loan and lease portfolio balances, including the higher risk loans outstanding, are summarized in Table 10.

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The securities portfolio was $7.25 billion at March 31, 2012, up from $7.11 billion at December 31, 2011 and up from $6.47 billion at March 31, 2011.  The portfolio remains largely comprised of securities issued by U. S. government agencies.  Funds sold decreased to $213.5 million at March 31, 2012 compared to $512.4 million at December 31, 2011 and $419.4 million at March 31, 2011.

Total deposits were $10.62 billion at March 31, 2012, up from $10.59 billion at December 31, 2011, and up from total deposits of $9.91 billion at March 31, 2011.  Average total deposits were $10.43 billion in the first quarter of 2012, higher than average deposits of $10.16 billion during the previous quarter, and up from $9.87 billion during the first quarter last year.

During the first quarter of 2012, the Company repurchased 638.8 thousand shares of common stock at a total cost of $30.0 million under its share repurchase program.  The average cost was $46.93 per share repurchased.  From April 2 through April 20, 2012, the Company repurchased an additional 122.5 thousand shares of common stock at an average cost of $47.47 per share repurchased.  From the beginning of the share repurchase program initiated during July 2001 through March 31, 2012, the Company has repurchased 49.2 million shares and returned nearly $1.8 billion to shareholders at an average cost of $36.12 per share.  Remaining buyback authority under the share repurchase program was $44.0 million at March 31, 2012.

Total shareholders’ equity was $995.9 million at March 31, 2012, compared to $1.0 billion at December 31, 2011 and $996.2 million at March 31, 2011.  The ratio of tangible common equity to risk-weighted assets was 17.62 percent at the end of the first quarter of 2012, compared to 17.93 percent at year-end 2011, and 19.04 percent at the end of the same quarter last year.  The Tier 1 leverage ratio at March 31, 2012 was 6.57 percent compared to 6.73 percent at December 31, 2011, and 7.16 percent at March 31, 2011.

The Company’s Board of Directors declared a quarterly cash dividend of $0.45 per share on the Company’s outstanding shares.  The dividend will be payable on June 14, 2012 to shareholders of record at the close of business on May 31, 2012.

Hawaii Economy

Hawaii’s economy was stable with continued improvement in certain aspects, particularly in tourism, during the first two months of 2012.   For the first two months of 2012, total visitor arrivals increased by 6.7% and visitor spending increased by 11.4% compared to the same period in 2011.  The increase in visitor spending was primarily due to strong spending growth by visitors from Japan and Canada.  Hotel occupancy and revenue per available room also continued to improve.  Overall, state job growth has begun to stabilize as the statewide seasonally adjusted unemployment rate was 6.4% as of March 2012, compared to 8.2% nationally.  For the first three months of 2012, the volume of single-family home sales was slightly lower than the same period in 2011, while the median price of single family homes sold on Oahu was higher compared to the same period in 2011.  Months of inventory continued to remain low at approximately 4 months as of March 31, 2012.  More information on current Hawaii economic trends is presented in Table 15.

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Conference Call Information

The Company will review its first quarter 2012 financial results today at 8:00 a.m. Hawaii Time.  The conference call will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  Conference call participants located in the United States should dial 800-599-9816.  International participants should dial 617-847-8705.  Use the pass code “Bank of Hawaii” to access the call.  A replay will be available for one week beginning Monday, April 23, 2012 by calling 888-286-8010 in the United States or 617-801-6888 internationally and entering the pass code number 76013334 when prompted.  A replay will also be available via the Investor Relations link on the Company’s web site.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain “forward-looking statements”, such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the U.S. Securities and Exchange Commission.  We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights	Table 1a

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2012	2011	2011
For the Period:
Operating Results
Net Interest Income	$97,948	$96,246	$99,697
Provision for Credit Losses	351	2,219	4,691
Total Noninterest Income	48,082	43,407	53,922
Total Noninterest Expense	85,207	84,382	86,082
Net Income	43,810	39,229	42,360
Basic Earnings Per Share	0.96	0.85	0.89
Diluted Earnings Per Share	0.95	0.85	0.88
Dividends Declared Per Share	0.45	0.45	0.45

Performance Ratios
Return on Average Assets	1.29%	1.17%	1.32%
Return on Average Shareholders’ Equity	17.26	15.23	16.86
Efficiency Ratio (1)	58.35	60.42	56.04
Net Interest Margin (2)	3.06	3.04	3.24
Dividend Payout Ratio (3)	46.88	52.94	50.56
Average Shareholders’ Equity to Average Assets	7.46	7.65	7.86

Average Balances
Average Loans and Leases	$5,563,358	$5,420,352	$5,311,781
Average Assets	13,681,229	13,357,646	12,965,633
Average Deposits	10,430,215	10,160,392	9,873,727
Average Shareholders’ Equity	1,020,668	1,022,012	1,018,788

Market Price Per Share of Common Stock
Closing	$48.35	$44.49	$47.82
High	48.75	45.13	49.23
Low	44.08	34.50	44.32

	March 31,	December 31,	March 31,
	2012	2011	2011
As of Period End:
Balance Sheet Totals
Loans and Leases	$5,598,932	$5,538,304	$5,326,929
Total Assets	13,759,409	13,846,391	12,962,304
Total Deposits	10,621,170	10,592,623	9,912,391
Long-Term Debt	30,687	30,696	32,643
Total Shareholders’ Equity	995,897	1,002,667	996,225

Asset Quality
Allowance for Loan and Lease Losses	$135,606	$138,606	$147,358
Non-Performing Assets	41,406	40,790	34,592

Financial Ratios
Allowance to Loans and Leases Outstanding	2.42%	2.50%	2.77%
Tier 1 Capital Ratio	16.50	16.68	18.41
Total Capital Ratio	17.76	17.95	19.68
Tier 1 Leverage Ratio	6.57	6.73	7.16
Total Shareholders’ Equity to Total Assets	7.24	7.24	7.69
Tangible Common Equity to Tangible Assets (4)	7.02	7.03	7.46
Tangible Common Equity to Risk-Weighted Assets (4)	17.62	17.93	19.04

Non-Financial Data
Full-Time Equivalent Employees	2,318	2,370	2,381
Branches and Offices	81	81	82
ATMs	498	506	506

(1)         Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).

(2)         Net interest margin is defined as net interest income, on a taxable equivalent basis, as a percentage of average earning assets.

(3)         Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.

(4)         Tangible common equity, a non-GAAP financial measure, is defined by the Company as shareholders’ equity minus goodwill and intangible assets. Intangible assets are included as a component of other assets in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures	Table 1b

	March 31,	December 31,	March 31,
(dollars in thousands)	2012	2011	2011

Total Shareholders’ Equity	$995,897	$1,002,667	$996,225
Less: Goodwill	31,517	31,517	31,517
Intangible Assets	71	83	131
Tangible Common Equity	$964,309	$971,067	$964,577

Total Assets	$13,759,409	$13,846,391	$12,962,304
Less: Goodwill	31,517	31,517	31,517
Intangible Assets	71	83	131
Tangible Assets	$13,727,821	$13,814,791	$12,930,656

Risk-Weighted Assets, determined in accordance with prescribed regulatory requirements	$5,473,661	$5,414,481	$5,065,817

Total Shareholders’ Equity to Total Assets	7.24%	7.24%	7.69%
Tangible Common Equity to Tangible Assets (Non-GAAP)	7.02%	7.03%	7.46%

Tier 1 Capital Ratio	16.50%	16.68%	18.41%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)	17.62%	17.93%	19.04%

Bank of Hawaii Corporation and Subsidiaries
Net Significant Income (Expense) Items	Table 2

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2012	2011	2011
Investment Securities Gains, Net	$—	$—	$6,084
Gains (Losses) on Disposal of Leased Equipment	2,473	—	—
Decrease in Allowance for Loan and Lease Losses	3,000	4,804	—
PC Refresh	(1,163)	—	—
Significant Income (Expense) Items Before the Provision (Benefit) for Income Taxes	4,310	4,804	6,084
Income Taxes Impact Related to Lease Transactions	(2,733)	—	—
Income Tax Impact	293	1,681	2,129
Net Significant Income (Expense) Items	$6,750	$3,123	$3,955

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income	Table 3

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2012	2011	2011
Interest Income
Interest and Fees on Loans and Leases	$64,691	$64,760	$66,593
Income on Investment Securities
Available-for-Sale	17,713	19,107	37,669
Held-to-Maturity	26,413	23,608	7,633
Deposits	2	2	(2)
Funds Sold	129	120	251
Other	280	280	279
Total Interest Income	109,228	107,877	112,423
Interest Expense
Deposits	3,473	3,736	5,232
Securities Sold Under Agreements to Repurchase	7,304	7,392	7,041
Funds Purchased	5	5	6
Long-Term Debt	498	498	447
Total Interest Expense	11,280	11,631	12,726
Net Interest Income	97,948	96,246	99,697
Provision for Credit Losses	351	2,219	4,691
Net Interest Income After Provision for Credit Losses	97,597	94,027	95,006
Noninterest Income
Trust and Asset Management	10,918	11,025	11,806
Mortgage Banking	5,050	3,401	3,122
Service Charges on Deposit Accounts	9,591	9,606	9,932
Fees, Exchange, and Other Service Charges	12,399	12,401	14,945
Investment Securities Gains (Losses), Net	(90)	282	6,084
Insurance	2,278	2,312	2,771
Other	7,936	4,380	5,262
Total Noninterest Income	48,082	43,407	53,922
Noninterest Expense
Salaries and Benefits	47,024	44,927	46,782
Net Occupancy	10,516	11,253	10,327
Net Equipment	5,826	4,748	4,698
Professional Fees	2,132	1,926	2,158
FDIC Insurance	2,071	2,027	3,244
Other	17,638	19,501	18,873
Total Noninterest Expense	85,207	84,382	86,082
Income Before Provision for Income Taxes	60,472	53,052	62,846
Provision for Income Taxes	16,662	13,823	20,486
Net Income	$43,810	$39,229	$42,360
Basic Earnings Per Share	$0.96	$0.85	$0.89
Diluted Earnings Per Share	$0.95	$0.85	$0.88
Dividends Declared Per Share	$0.45	$0.45	$0.45
Basic Weighted Average Shares	45,709,936	46,195,147	47,851,612
Diluted Weighted Average Shares	45,875,238	46,324,734	48,074,656

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income	Table 4

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2012	2011	2011
Net Income	$43,810	$39,229	$42,360
Other Comprehensive Income, Net of Tax:
Net Unrealized Losses on Investment Securities	(6,454)	(1,965)	(19,500)
Defined Benefit Plans	153	(9,526)	471
Other Comprehensive Income	(6,301)	(11,491)	(19,029)
Comprehensive Income	$37,509	$27,738	$23,331

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition	Table 5

	March 31,	December 31,	March 31,
(dollars in thousands)	2012	2011	2011
Assets
Interest-Bearing Deposits	$3,333	$3,036	$5,394
Funds Sold	213,458	512,384	419,379
Investment Securities
Available-for-Sale	3,469,260	3,451,885	4,045,096
Held-to-Maturity (Fair Value of $3,877,269; $3,754,206; and $2,437,803)	3,779,272	3,657,796	2,426,710
Loans Held for Sale	10,655	18,957	16,160
Loans and Leases	5,598,932	5,538,304	5,326,929
Allowance for Loan and Lease Losses	(135,606)	(138,606)	(147,358)
Net Loans and Leases	5,463,326	5,399,698	5,179,571
Total Earning Assets	12,939,304	13,043,756	12,092,310
Cash and Noninterest-Bearing Deposits	154,100	154,489	223,068
Premises and Equipment	106,543	103,550	106,729
Customers’ Acceptances	117	476	779
Accrued Interest Receivable	48,032	43,510	41,309
Foreclosed Real Estate	3,530	3,042	2,793
Mortgage Servicing Rights	23,915	24,279	25,919
Goodwill	31,517	31,517	31,517
Other Assets	452,351	441,772	437,880
Total Assets	$13,759,409	$13,846,391	$12,962,304

Liabilities
Deposits
Noninterest-Bearing Demand	$2,964,372	$2,850,923	$2,568,942
Interest-Bearing Demand	1,964,487	2,005,983	1,811,705
Savings	4,440,674	4,398,638	4,515,921
Time	1,251,637	1,337,079	1,015,823
Total Deposits	10,621,170	10,592,623	9,912,391
Funds Purchased	11,024	10,791	9,478
Short-Term Borrowings	—	—	6,900
Securities Sold Under Agreements to Repurchase	1,825,646	1,925,998	1,745,083
Long-Term Debt	30,687	30,696	32,643
Banker’s Acceptances	117	476	779
Retirement Benefits Payable	41,862	46,949	30,707
Accrued Interest Payable	6,318	5,330	6,605
Taxes Payable and Deferred Taxes	104,259	95,840	124,774
Other Liabilities	122,429	135,021	96,719
Total Liabilities	12,763,512	12,843,724	11,966,079
Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: March 31, 2012 - 57,290,145 / 45,605,881; December 31, 2011 - 57,134,470 / 45,947,116; and March 31, 2011 - 57,120,240 / 47,760,878)	571	571	570
Capital Surplus	509,860	507,558	502,029
Accumulated Other Comprehensive Income	28,962	35,263	7,936
Retained Earnings	1,024,736	1,003,938	951,817
Treasury Stock, at Cost (Shares: March 31, 2012 - 11,684,264; December 31, 2011 - 11,187,354; and March 31, 2011 - 9,359,362)	(568,232)	(544,663)	(466,127)
Total Shareholders’ Equity	995,897	1,002,667	996,225
Total Liabilities and Shareholders’ Equity	$13,759,409	$13,846,391	$12,962,304

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders’ Equity	Table 6

				Accum.
				Other
	Common			Compre-
	Shares	Common	Capital	hensive	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Surplus	Income	Earnings	Stock	Total
Balance as of December 31, 2011	45,947,116	$571	$507,558	$35,263	$1,003,938	$(544,663)	$1,002,667
Net Income	—	—	—	—	43,810	—	43,810
Other Comprehensive Income	—	—	—	(6,301)	—	—	(6,301)
Share-Based Compensation	—	—	1,831	—	—	—	1,831
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	326,174	—	471	—	(2,317)	7,735	5,889
Common Stock Repurchased	(667,409)	—	—	—	—	(31,304)	(31,304)
Cash Dividends Paid ($0.45 per share)	—	—	—	—	(20,695)	—	(20,695)
Balance as of March 31, 2012	45,605,881	$571	$509,860	$28,962	$1,024,736	$(568,232)	$995,897

Balance as of December 31, 2010	48,097,672	$570	$500,888	$26,965	$932,629	$(449,919)	$1,011,133
Net Income	—	—	—	—	42,360	—	42,360
Other Comprehensive Income	—	—	—	(19,029)	—	—	(19,029)
Share-Based Compensation	—	—	744	—	—	—	744
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	130,609	—	397	—	(1,588)	5,721	4,530
Common Stock Repurchased	(467,403)	—	—	—	—	(21,929)	(21,929)
Cash Dividends Paid ($0.45 per share)	—	—	—	—	(21,584)	—	(21,584)
Balance as of March 31, 2011	47,760,878	$570	$502,029	$7,936	$951,817	$(466,127)	$996,225

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable Equivalent Basis	Table 7

	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2012			December 31, 2011			March 31, 2011
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$3.2	$—	0.25%	$3.9	$—	0.23%	$4.0	$—	(0.16)%
Funds Sold	262.4	0.1	0.19	239.0	0.1	0.20	457.2	0.3	0.22
Investment Securities
Available-for-Sale	3,451.6	19.7	2.28	3,763.7	19.9	2.12	5,646.9	38.0	2.70
Held-to-Maturity	3,737.3	26.4	2.83	3,259.8	23.6	2.90	901.0	7.6	3.39
Loans Held for Sale	12.0	0.1	4.22	14.7	0.2	4.73	8.5	0.1	5.65
Loans and Leases (1)
Commercial and Industrial	805.9	8.1	4.03	798.3	8.0	3.99	775.8	7.9	4.11
Commercial Mortgage	941.6	10.5	4.50	929.0	10.9	4.66	851.2	10.3	4.93
Construction	103.5	1.4	5.34	85.7	1.1	4.84	80.6	1.0	5.05
Commercial Lease Financing	294.3	1.7	2.33	311.0	2.1	2.68	333.6	2.3	2.75
Residential Mortgage	2,264.4	27.7	4.90	2,163.1	27.3	5.05	2,100.6	28.6	5.44
Home Equity	778.9	8.6	4.43	778.1	9.0	4.57	796.0	9.6	4.91
Automobile	193.1	3.0	6.20	190.7	3.1	6.40	203.1	3.6	7.14
Other (2)	181.6	3.7	8.08	164.5	3.2	7.76	170.9	3.2	7.53
Total Loans and Leases	5,563.3	64.7	4.66	5,420.4	64.7	4.75	5,311.8	66.5	5.04
Other	79.9	0.3	1.40	79.9	0.3	1.40	79.9	0.3	1.40
Total Earning Assets (3)	13,109.7	111.3	3.40	12,781.4	108.8	3.40	12,409.3	112.8	3.65
Cash and Noninterest-Bearing Deposits	137.2			142.2			134.5
Other Assets	434.3			434.0			421.8
Total Assets	$13,681.2			$13,357.6			$12,965.6

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,867.1	0.1	0.02	$1,799.9	0.1	0.03	$1,805.0	0.2	0.04
Savings	4,439.0	1.3	0.12	4,447.8	1.4	0.13	4,536.9	2.2	0.20
Time	1,260.2	2.1	0.66	1,145.4	2.2	0.76	1,045.9	2.8	1.10
Total Interest-Bearing Deposits	7,566.3	3.5	0.18	7,393.1	3.7	0.20	7,387.8	5.2	0.29
Short-Term Borrowings	15.7	—	0.12	20.4	—	0.08	17.1	—	0.13
Securities Sold Under Agreements to Repurchase	1,916.0	7.3	1.51	1,848.9	7.4	1.57	1,761.2	7.1	1.60
Long-Term Debt	30.7	0.5	6.49	30.7	0.5	6.49	32.7	0.4	5.48
Total Interest-Bearing Liabilities	9,528.7	11.3	0.47	9,293.1	11.6	0.49	9,198.8	12.7	0.56
Net Interest Income		$100.0			$97.2			$100.1
Interest Rate Spread			2.93%			2.91%			3.09%
Net Interest Margin			3.06%			3.04%			3.24%
Noninterest-Bearing Demand Deposits	2,864.0			2,767.3			2,485.8
Other Liabilities	267.8			275.2			262.2
Shareholders’ Equity	1,020.7			1,022.0			1,018.8
Total Liabilities and Shareholders’ Equity	$13,681.2			$13,357.6			$12,965.6

(1)     Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

(2)     Comprised of other consumer revolving credit, installment, and consumer lease financing.

(3)     Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $2,070,000, $938,000, and $383,000 for the three months ended March 31, 2012, December 31, 2011, and March 31, 2011, respectively.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 8a

	Three Months Ended March 31, 2012
	Compared to December 31, 2011
(dollars in millions)	Volume (1)	Rate (1)	Total
Change in Interest Income:
Investment Securities
Available-for-Sale	$(1.7)	$1.5	$(0.2)
Held-to-Maturity	3.4	(0.6)	2.8
Loans Held for Sale	(0.1)	—	(0.1)
Loans and Leases
Commercial and Industrial	—	0.1	0.1
Commercial Mortgage	0.1	(0.5)	(0.4)
Construction	0.2	0.1	0.3
Commercial Lease Financing	(0.1)	(0.3)	(0.4)
Residential Mortgage	1.2	(0.8)	0.4
Home Equity	—	(0.4)	(0.4)
Automobile	—	(0.1)	(0.1)
Other (2)	0.4	0.1	0.5
Total Loans and Leases	1.8	(1.8)	—
Total Change in Interest Income	3.4	(0.9)	2.5

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	(0.1)	(0.1)
Time	0.2	(0.3)	(0.1)
Total Interest-Bearing Deposits	0.2	(0.4)	(0.2)
Securities Sold Under Agreements to Repurchase	0.2	(0.3)	(0.1)
Total Change in Interest Expense	0.4	(0.7)	(0.3)

Change in Net Interest Income	$3.0	$(0.2)	$2.8

(1)         The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

(2)         Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 8b

	Three Months Ended March 31, 2012
	Compared to March 31, 2011
(dollars in millions)	Volume (1)	Rate (1)	Total
Change in Interest Income:
Funds Sold	$(0.1)	$(0.1)	$(0.2)
Investment Securities
Available-for-Sale	(13.1)	(5.2)	(18.3)
Held-to-Maturity	20.3	(1.5)	18.8
Loans and Leases
Commercial and Industrial	0.3	(0.1)	0.2
Commercial Mortgage	1.1	(0.9)	0.2
Construction	0.3	0.1	0.4
Commercial Lease Financing	(0.3)	(0.3)	(0.6)
Residential Mortgage	2.1	(3.0)	(0.9)
Home Equity	(0.1)	(0.9)	(1.0)
Automobile	(0.2)	(0.4)	(0.6)
Other (2)	0.2	0.3	0.5
Total Loans and Leases	3.4	(5.2)	(1.8)
Total Change in Interest Income	10.5	(12.0)	(1.5)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	(0.1)	(0.1)
Savings	—	(0.9)	(0.9)
Time	0.5	(1.2)	(0.7)
Total Interest-Bearing Deposits	0.5	(2.2)	(1.7)
Securities Sold Under Agreements to Repurchase	0.6	(0.4)	0.2
Long-Term Debt	—	0.1	0.1
Total Change in Interest Expense	1.1	(2.5)	(1.4)

Change in Net Interest Income	$9.4	$(9.5)	$(0.1)

(1)         The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

(2)         Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries

Salaries and Benefits	Table 9

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2012	2011	2011
Salaries	$28,687	$28,330	$29,075
Incentive Compensation	4,054	3,881	3,466
Share-Based Compensation and Cash Grants for the Purchase of Company Stock	1,685	1,819	675
Commission Expense	1,536	1,701	1,663
Retirement and Other Benefits	4,390	4,429	4,962
Payroll Taxes	3,818	2,030	4,039
Medical, Dental, and Life Insurance	2,437	2,322	2,223
Separation Expense	417	415	679
Total Salaries and Benefits	$47,024	$44,927	$46,782

Bank of Hawaii Corporation and Subsidiaries

Loan and Lease Portfolio Balances	Table 10

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2012	2011	2011	2011	2011
Commercial
Commercial and Industrial	$788,718	$817,170	$790,294	$815,912	$771,923
Commercial Mortgage	948,196	938,250	922,075	872,283	883,360
Construction	110,184	98,669	69,635	81,432	80,360
Lease Financing	285,860	311,928	312,159	316,776	331,491
Total Commercial	2,132,958	2,166,017	2,094,163	2,086,403	2,067,134
Consumer
Residential Mortgage	2,319,485	2,215,892	2,130,589	2,130,335	2,108,376
Home Equity	773,643	780,691	775,105	783,582	787,179
Automobile	193,851	192,506	191,497	191,739	196,649
Other (1)	178,995	183,198	157,118	159,414	167,591
Total Consumer	3,465,974	3,372,287	3,254,309	3,265,070	3,259,795
Total Loans and Leases	$5,598,932	$5,538,304	$5,348,472	$5,351,473	$5,326,929

Higher Risk Loans Outstanding

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2012	2011	2011	2011	2011
Residential Home Building (2)	$13,148	$13,475	$15,379	$16,186	$14,744
Residential Land Loans (3)	17,602	18,163	18,305	19,960	21,595
Home Equity Loans (4)	21,359	21,413	22,321	21,778	23,783
Air Transportation (5)	27,548	36,144	36,511	36,961	37,440
Total Higher Risk Loans	$79,657	$89,195	$92,516	$94,885	$97,562

(1)         Comprised of other revolving credit, installment, and lease financing.

(2)         Residential home building loans were $54.4 million as of March 31, 2012.  Higher risk loans within this segment are defined as those loans with a well-defined weakness or weaknesses that jeopardizes the orderly repayment of the loan.

(3)         We consider all of our residential land loans, which are consumer loans secured by unimproved lots, to be of higher risk due to the volatility in the value of the underlying collateral.

(4)         Higher risk home equity loans are defined as those loans originated in 2005 or later, with current monitoring credit scores below 600, and with original loan-to-value ratios greater than 70%.

(5)         We consider all of our air transportation leases to be of higher risk due to the weak financial profile of the industry.

Deposits

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2012	2011	2011	2011	2011
Consumer	$5,377,804	$5,241,827	$5,137,548	$5,073,101	$5,097,056
Commercial	4,307,931	4,320,712	4,275,915	4,165,435	4,326,495
Public and Other	935,435	1,030,084	595,550	740,498	488,840
Total Deposits	$10,621,170	$10,592,623	$10,009,013	$9,979,034	$9,912,391

Bank of Hawaii Corporation and Subsidiaries

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More	Table 11

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2012	2011	2011	2011	2011
Non-Performing Assets (1)
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$5,852	$6,243	$6,593	$1,839	$1,107
Commercial Mortgage	2,113	2,140	2,188	3,290	3,421
Construction	1,482	2,080	—	288	288
Lease Financing	4	5	6	8	9
Total Commercial	9,451	10,468	8,787	5,425	4,825
Consumer
Residential Mortgage	26,356	25,256	23,779	23,970	24,372
Home Equity	2,069	2,024	1,863	2,155	2,602
Other (2)	—	—	—	16	—
Total Consumer	28,425	27,280	25,642	26,141	26,974
Total Non-Accrual Loans and Leases	37,876	37,748	34,429	31,566	31,799
Foreclosed Real Estate	3,530	3,042	3,341	2,590	2,793
Total Non-Performing Assets	$41,406	$40,790	$37,770	$34,156	$34,592

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$2	$1	$—	$—	$—
Total Commercial	2	1	—	—	—
Consumer
Residential Mortgage	6,590	6,422	7,664	5,854	3,614
Home Equity	2,829	2,194	2,639	1,147	1,100
Automobile	124	170	138	167	260
Other (2)	543	435	414	604	578
Total Consumer	10,086	9,221	10,855	7,772	5,552
Total Accruing Loans and Leases Past Due 90 Days or More	$10,088	$9,222	$10,855	$7,772	$5,552
Restructured Loans on Accrual Status and Not Past Due 90 Days or More	$29,539	$33,703	$33,140	$28,193	$29,513
Total Loans and Leases	$5,598,932	$5,538,304	$5,348,472	$5,351,473	$5,326,929

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.68%	0.68%	0.64%	0.59%	0.60%

Ratio of Non-Performing Assets to Total Loans and Leases, Loans Held for Sale, and Foreclosed Real Estate	0.74%	0.73%	0.70%	0.64%	0.65%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans and Leases, Commercial Loans Held for Sale, and Commercial Foreclosed Real Estate	0.53%	0.56%	0.52%	0.34%	0.31%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans and Leases and Consumer Foreclosed Real Estate	0.87%	0.85%	0.82%	0.83%	0.86%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases, Loans Held for Sale, and Foreclosed Real Estate	0.92%	0.90%	0.91%	0.78%	0.75%

Quarter to Quarter Changes in Non-Performing Assets (1)
Balance at Beginning of Quarter	$40,790	$37,770	$34,156	$34,592	$37,786
Additions	5,334	8,653	8,552	6,079	5,591
Reductions
Payments	(2,524)	(1,173)	(3,237)	(2,363)	(2,164)
Return to Accrual Status	(535)	(2,421)	(401)	(3,226)	(6,408)
Sales of Foreclosed Real Estate	(1,049)	(1,320)	(157)	(497)	—
Charge-offs/Write-downs	(610)	(719)	(1,143)	(429)	(213)
Total Reductions	(4,718)	(5,633)	(4,938)	(6,515)	(8,785)
Balance at End of Quarter	$41,406	$40,790	$37,770	$34,156	$34,592

(1)         Excluded from non-performing assets was a contractually binding non-accrual loan held for sale of $7.5 million as of March 31, 2011.

(2)         Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries

Reserve for Credit Losses	Table 12

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2012	2011	2011
Balance at Beginning of Period	$144,025	$148,829	$152,777
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(1,431)	(733)	(1,657)
Construction	(330)	—	—
Consumer
Residential Mortgage	(1,580)	(2,888)	(1,751)
Home Equity	(2,441)	(3,714)	(1,359)
Automobile	(526)	(688)	(1,029)
Other (1)	(1,451)	(1,585)	(1,564)
Total Loans and Leases Charged-Off	(7,759)	(9,608)	(7,360)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	1,933	469	572
Commercial Mortgage	24	8	—
Lease Financing	72	29	50
Consumer
Residential Mortgage	666	531	259
Home Equity	570	469	339
Automobile	538	528	649
Other (1)	605	551	800
Total Recoveries on Loans and Leases Previously Charged-Off	4,408	2,585	2,669
Net Loans and Leases Charged-Off	(3,351)	(7,023)	(4,691)
Provision for Credit Losses	351	2,219	4,691
Balance at End of Period (2)	$141,025	$144,025	$152,777

Components
Allowance for Loan and Lease Losses	$135,606	$138,606	$147,358
Reserve for Unfunded Commitments	5,419	5,419	5,419
Total Reserve for Credit Losses	$141,025	$144,025	$152,777

Average Loans and Leases Outstanding	$5,563,358	$5,420,352	$5,311,781

Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding (annualized)	0.24%	0.51%	0.36%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	2.42%	2.50%	2.77%

(1)         Comprised of other revolving credit, installment, and lease financing.

(2)         Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries

Business Segments Selected Financial Information	Table 13

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Three Months Ended March 31, 2012
Net Interest Income	$39,970	$31,442	$3,546	$22,990	$97,948
Provision for Credit Losses	4,030	(668)	(12)	(2,999)	351
Net Interest Income After Provision for Credit Losses	35,940	32,110	3,558	25,989	97,597
Noninterest Income	19,136	11,577	14,074	3,295	48,082
Noninterest Expense	(44,507)	(23,530)	(15,131)	(2,039)	(85,207)
Income Before Provision for Income Taxes	10,569	20,157	2,501	27,245	60,472
Provision for Income Taxes	(3,910)	(3,017)	(926)	(8,809)	(16,662)
Net Income	6,659	17,140	1,575	18,436	43,810
Total Assets as of March 31, 2012	$3,198,548	$2,294,278	$252,915	$8,013,668	$13,759,409

Three Months Ended March 31, 2011 (1)
Net Interest Income	$44,424	$35,004	$3,863	$16,406	$99,697
Provision for Credit Losses	5,043	(188)	(140)	(24)	4,691
Net Interest Income After Provision for Credit Losses	39,381	35,192	4,003	16,430	95,006
Noninterest Income	20,120	9,058	15,051	9,693	53,922
Noninterest Expense	(43,818)	(24,503)	(15,403)	(2,358)	(86,082)
Income Before Provision for Income Taxes	15,683	19,747	3,651	23,765	62,846
Provision for Income Taxes	(5,803)	(6,802)	(1,351)	(6,530)	(20,486)
Net Income	9,880	12,945	2,300	17,235	42,360
Total Assets as of March 31, 2011	$3,046,673	$2,264,528	$234,847	$7,416,256	$12,962,304

(1)         Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries

Selected Quarterly Financial Data	Table 14

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands, except per share amounts)	2012	2011	2011	2011	2011
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$64,691	$64,760	$65,344	$65,542	$66,593
Income on Investment Securities
Available-for-Sale	17,713	19,107	23,097	23,490	37,669
Held-to-Maturity	26,413	23,608	20,344	20,553	7,633
Deposits	2	2	6	2	(2)
Funds Sold	129	120	160	297	251
Other	280	280	279	279	279
Total Interest Income	109,228	107,877	109,230	110,163	112,423
Interest Expense
Deposits	3,473	3,736	4,561	4,792	5,232
Securities Sold Under Agreements to Repurchase	7,304	7,392	7,400	7,338	7,041
Funds Purchased	5	5	4	5	6
Long-Term Debt	498	498	499	529	447
Total Interest Expense	11,280	11,631	12,464	12,664	12,726
Net Interest Income	97,948	96,246	96,766	97,499	99,697
Provision for Credit Losses	351	2,219	2,180	3,600	4,691
Net Interest Income After Provision for Credit Losses	97,597	94,027	94,586	93,899	95,006
Noninterest Income
Trust and Asset Management	10,918	11,025	10,788	11,427	11,806
Mortgage Banking	5,050	3,401	5,480	2,661	3,122
Service Charges on Deposit Accounts	9,591	9,606	9,820	9,375	9,932
Fees, Exchange, and Other Service Charges	12,399	12,401	16,219	16,662	14,945
Investment Securities Gains (Losses), Net	(90)	282	—	—	6,084
Insurance	2,278	2,312	2,664	3,210	2,771
Other	7,936	4,380	5,892	6,128	5,262
Total Noninterest Income	48,082	43,407	50,863	49,463	53,922
Noninterest Expense
Salaries and Benefits	47,024	44,927	44,307	46,800	46,782
Net Occupancy	10,516	11,253	11,113	10,476	10,327
Net Equipment	5,826	4,748	4,662	4,741	4,698
Professional Fees	2,132	1,926	2,245	2,294	2,158
FDIC Insurance	2,071	2,027	2,065	2,010	3,244
Other	17,638	19,501	19,563	27,453	18,873
Total Noninterest Expense	85,207	84,382	83,955	93,774	86,082
Income Before Provision for Income Taxes	60,472	53,052	61,494	49,588	62,846
Provision for Income Taxes	16,662	13,823	18,188	14,440	20,486
Net Income	$43,810	$39,229	$43,306	$35,148	$42,360

Basic Earnings Per Share	$0.96	$0.85	$0.93	$0.74	$0.89
Diluted Earnings Per Share	$0.95	$0.85	$0.92	$0.74	$0.88

Balance Sheet Totals
Loans and Leases	$5,598,932	$5,538,304	$5,348,472	$5,351,473	$5,326,929
Total Assets	13,759,409	13,846,391	13,304,758	13,161,204	12,962,304
Total Deposits	10,621,170	10,592,623	10,009,013	9,979,034	9,912,391
Total Shareholders’ Equity	995,897	1,002,667	1,017,775	1,003,450	996,225

Performance Ratios
Return on Average Assets	1.29%	1.17%	1.31%	1.09%	1.32%
Return on Average Shareholders’ Equity	17.26	15.23	16.80	13.86	16.86
Efficiency Ratio (1)	58.35	60.42	56.87	63.81	56.04
Net Interest Margin (2)	3.06	3.04	3.09	3.16	3.24

(1)         The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

(2)         The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries

Hawaii Economic Trends	Table 15

	Two Months Ended		Year Ended
($ in millions; jobs in thousands)	February 29, 2012		December 31, 2011		December 31, 2010
Hawaii Economic Trends
State General Fund Revenues (1)	$846.2	19.4%	$4,662.5	8.1%	$4,314.1	7.4%
General Excise and Use Tax Revenue (1)	$493.2	17.6	$2,588.5	8.8	$2,379.9	3.6
Jobs (2)	592.5	0.8	592.1	0.9	586.8	(0.8)

	March 31,	December 31,
(spot rates)	2012	2011	2010	2009
Unemployment (3)
Statewide, seasonally adjusted	6.4%	6.2%	6.3%	6.9%

Oahu	5.7	5.4	4.8	5.4
Island of Hawaii	9.2	8.9	8.6	9.5
Maui	7.1	7.1	7.4	8.8
Kauai	8.1	7.8	7.8	8.7

	March 31,	December 31,
(percentage change, except months of inventory)	2012	2011	2010	2009
Housing Trends (Single Family Oahu) (4)
Median Home Price	10.4%	(3.0)%	3.1%	(7.3)%
Home Sales Volume (units)	(1.3)%	(2.7)%	13.4%	(1.8)%
Months of Inventory	4.0	4.8	6.0	6.8

	Monthly Visitor Arrivals,	Percentage Change
(in thousands)	Seasonally Adjusted	from Previous Month
Tourism (2)

January 31, 2012	649.2	3.0%
December 31, 2011	630.4	2.7
November 30, 2011	613.8	1.7
October 31, 2011	603.4	(1.2)
September 30, 2011	610.6	3.8
August 31, 2011	588.4	0.9
July 31, 2011	582.9	1.2
June 30, 2011	575.9	(0.1)
May 31, 2011	576.6	(0.8)
April 30, 2011	581.5	(0.9)
March 31, 2011	586.9	(2.8)
February 28, 2011	603.8	(0.3)
January 31, 2011	605.4	2.2
December 31, 2010	592.6	(0.0)
November 30, 2010	592.9	(1.5)
October 31, 2010	601.7	2.5
September 30, 2010	587.3	1.0
August 31, 2010	581.7	(2.5)
July 31, 2010	596.6	3.7
June 30, 2010	575.0	0.2
May 31, 2010	573.9	0.9
April 30, 2010	568.9	1.9
March 31, 2010	558.1	2.7
February 28, 2010	543.5	(0.3)
January 31, 2010	544.9	1.0

(1)         Source:  Hawaii Department of Business, Economic Development & Tourism.

(2)         Source:  University of Hawaii Economic Research Organization.  Year-to-date figures.

(3)         Source:  University of Hawaii Economic Research Organization, State of Hawaii Department of Labor and Industrial Relations.

(4)         Source:  Honolulu Board of REALTORS.

Note:  Certain prior period seasonally adjusted information has been revised.